UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	001-03761	750289970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 TI BOULEVARD P.O. BOX 660199 DALLAS, TEXAS	75266-0199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(972) 995-3773

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

The Registrant’s earnings release dated October 18, 2004 regarding its third quarter results of operations and financial condition attached hereto as Exhibit 99 is incorporated by reference herein.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit
99	Registrant’s News Release Dated October 18, 2004 (furnished pursuant to Item 2.02)

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

•	Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets, such as telecommunications and computers;

•	TI’s ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

•	TI’s ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

•	TI’s ability to compete in products and prices in an intensely competitive industry;

•	Losses or curtailments of purchases from key customers;

•	The timing and amount of distributor and other customer inventory adjustments;

•	The financial impact of inadequate or excess TI inventories to meet demand that differs from projections;

•	TI’s ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

•	Consolidation of TI’s patent licensees and market conditions reducing royalty payments to TI;

•	Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

•	Natural events such as severe weather and earthquakes in the locations in which TI, its customers or its suppliers operate;

•	Availability and cost of raw materials and critical manufacturing equipment;

•	Changes in the tax rate applicable to TI as a result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, and the ability to realize deferred tax assets;

•	TI’s ability to recruit and retain skilled personnel; and

•	Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these and other factors, see the text under the heading “Cautionary Statements Regarding Future Results of Operations” in Item 1 of TI’s most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: October 18, 2004	By:	/s/ KEVIN P. MARCH
Kevin P. March
Senior Vice President
and Chief Financial Officer

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